EXHIBIT 99

    All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


                Preliminary Structural and Collateral Term Sheet    June 9, 2004
--------------------------------------------------------------------------------

Goldman Sachs

               $454,944,000 (approximate) of Offered Certificates
           Wells Fargo Mortgage Backed Securities 2004-L Trust, Issuer
                Mortgage Pass-Through Certificates, Series 2004-L


Overview of the Offered Certificates

                                        Expected
                                        Ratings         Expected      Initial    Estimated
                       Approximate       (S&P,           Credit        Pass-      Avg.Life
                       Certificate     Moody's or      Enhancement    Through      (yrs)           Principal Payment Window
Certificates  Group    Balance (1)       Fitch)      Percentage (2)   Rate (3)   CPB / MAT (4)           CPB / MAT (4)
------------------------------------------------------------------------------------------------------------------------------------
     A1         I     $445,804,000      AAA/Aaa           2.45%        4.827%     3.75/4.07     Jul 2004-Jun 2014/Jul 2004-May 2034
     B1         I       $5,941,000        AA              1.15%        4.827%     6.28/6.95     Jul 2004-Jun 2014/Jul 2004-May 2034
     B2         I       $2,057,000         A              0.70%        4.827%     6.28/6.95     Jul 2004-Jun 2014/Jul 2004-May 2034
     B3         I       $1,142,000        BBB             0.45%        4.827%     6.28/6.95     Jul 2004-Jun 2014/Jul 2004-May 2034
------------------------------------------------------------------------------------------------------------------------------------

      (1) The Certificate Sizes are approximate and subject to a +/- 5% variance.
      (2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-Off Date and rating agency analysis.
      (3) The Certificates will pay the Weighted Average Net Coupon, which after the bond reset date will equal 1 yr CMT + the weighted average net margin, subject to applicable loan periodic and lifetime rate caps.
      (4) Average Life and Payment Windows are calculated based upon a pricing prepayment speed of 20% CPR to the Weighted Average Roll Date, and to maturity.

Preliminary Collateral Description

--------------------------------------------------------------------------------
Preliminary Collateral Description (approximate)              All Loans
--------------------------------------------------------------------------------
Aggregate Principal Balance                                $457,001,512
Average Principal Balance                                     $518,142
WA Months To First Adjustment Date                               120
WA FICO                                                          742
Gross WAC                                                      5.087%
Servicing Fee                                                  0.250%
Master Servicing Fee                                           0.010%
Initial Pass Thru Rate                                         4.827%
Gross Margin                                                   2.750%
California Percent                                               56%
1 Year CMT Index                                                 100%
Equity take out Refinance Percent                              14.543%
Rate Ceiling                                                   10.087%
Interest Only Percent                                           0.000%
Current Interest Rate Range                                3.375% - 6.000%
Range of Unpaid Principal Balance                        $90,000 - $1,463,000
Mortgage Loan Cut off Date                                     06/01/04
Primary Residence Percent                                      95.235%
Single Family Dwellings Percent                                90.687%
Original LTV greater than 80% not covered by PMI                0.000%
WALTV                                                           63.18%
Remaining WAM (in months)                                        359
--------------------------------------------------------------------------------

Time Table

Cut-Off Date:                   June 1, 2004
Settlement Date:                June 29, 2004
Distribution Date:              25th of each month or the next business day
First Distribution Date:        July 26, 2004

Features of the Transaction

      o Offering consists of certificates totaling approximately $454,944,000 of which $445,804,000 are expected to be rated Aaa/AAA by two of Fitch, S&P or Moody's.

      o The expected amount of credit support for each group of senior certificates will be approximately 2.45% (+/- 0.50%).

      o In general, the collateral consists of 10/1 hybrid adjustable rate mortgage loans with most set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Wells Fargo Home Mortgage, a division of Wells Fargo Bank, N.A.

Structure of the Certificates

Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of the principal and interest and, therefore, provide credit protection to the Class 1A, Certificates (collectively the "Senior Certificates"). In addition, for the first five years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Senior Certificates, which is intended to increase the relative proportion of Subordinate Certificates to the Senior Certificates and thereby increase the amount of subordination to the Senior Certificates. After such time, and subject to certain loss and delinquency criteria, the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:

    ---------------------------------------------------------------

              Distribution Date                 Pro Rata Share
    ---------------------------------------------------------------
            July 2004 - June 2009                     0%
            July 2009 - June 2010                    30%
            July 2010 - June 2011                    40%
            July 2011 - June 2012                    60%
            July 2012 - June 2013                    80%
             July 2013 and after                     100%
    ---------------------------------------------------------------

If before the Distribution Date in July 2007 the credit support to the Senior Certificates is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments proceeds subject to certain loss and delinquency criteria. If on or after the Distribution Date in July 2007 the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the principal prepayment proceeds.

Key Terms

Issuer:                 WFMBS 2004-L Trust

Underwriter:            Goldman, Sachs & Co.

Seller:                 Wells Fargo Asset Securities Corporation

Master Servicer:        Wells Fargo Bank, NA

Trustee:                Wachovia Bank, NA

Rating Agencies:        Two of Fitch, S&P or Moody's

Type of Issuance:       Public

Servicer Advancing:     The Servicer is obligated to advance delinquent
                        mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:  The Master Servicer is required to cover interest shortfall, for each Distribution Date, at the lesser of
                        (i) the aggregate Prepayment Interest Shortfall with respect to such Distribution Date and (ii) the lesser of
                        (X) the product of (A) 1/12th of 0.20% and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and (Y) the Available Master Servicing Compensation for such Distribution Date. Compensating Interest is not paid on curtailments.

Interest Accrual:       On a 30/360 basis; the accrual period is the calendar
                        month preceding the month of each Distribution Date.

The Mortgage Loans:     The Mortgage Loans consist of 100% 10/1 One-Year CMT
                        Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. None of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the
                        "Gross Margin"). All the Mortgage Loans have Periodic
                        Interest Rate Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage loans are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate.
                        Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin. None of the Mortgage Loans have a prepayment fee as of the date of origination.

Index: The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable bond reset date, as published in Federal Reserve Statistical Release H. 15(519), as applicable, and annually thereafter.

Expected Subordination: 2.45% (+/- 0.50%)

Other Certificates:     The following Classes of "Other Certificates" will be
                        issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby

                            Certificate      Orig. Balance            WAC
                         ----------------- ------------------ ------------------

                                 B4            $914,000             4.827%

                                 B5            $685,000             4.827%

                                 B6            $458,412             4.827%
                        ------------------ ------------------ ------------------

Clean Up Call:          10% of the Cut-off Date principal  balance of the
                        Mortgage Loans.

Tax Treatment:          It is anticipated  that the Offered Certificates will be
                        treated  as REMIC regular interests for tax purposes.

ERISA Eligibility:      The Offered Certificates are expected to be ERISA
                        eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:      The Senior and Class B1 Certificates are expected to
                        constitute "mortgage related securities" for purposes of SMMEA.

Minimum Denomination:   $25,000 for the Senior Certificates and a higher minimum
                        for any IO Certificates

Delivery:               Class A1, B1, B2 and B3 Certificates - DTC


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                              Goldman, Sachs & Co.
                                  WFMBS 2004-L
                                    10/1 ARMs

--------------------------------------------------------------------------------

Selection Criteria: 10/1 ARMs
Table of Contents

1. Stats
2. ARM Type
3. Original Principal Balance
4. Current Mortgage Interest Rate
5. Remaining Terms to Stated Maturity
6. Original Loan-To-Value Ratio
7. FICO Score
8. Geographic Areas
9. Gross Margin
10. Rate Ceiling
11. Months to First Adjustment Date
12. Delinquency
13. Property Type
14. Occupancy Code
15. Purpose
16. Documentation Type

--------------------------------------------------------------------------------

1. Stats

Count: 882
Current Balance: $457,001,512
Average Current Balance: $518,142
Gross Weighted Average Mortgage Interest Rate: 5.087%
Net Weighted Average Mortgage Interest Rate: 4.827%
Original Term: 360
Remaining Term: 359
Age: 0
Weighted Average Original Loan-to-Value Ratio: 63.18%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 10.087%
Months to First Adjustment Date: 120
Weighted Average FICO Score: 742

                                       Top

--------------------------------------------------------------------------------

2. ARM Type

--------------------------------------------------------------------------------
ARM Type                                Count     Balance     Percent
--------------------------------------------------------------------------------
10/1 ARMs                                 882  $457,001,512   100.00%
--------------------------------------------------------------------------------
Total:                                    882  $457,001,512   100.00%
--------------------------------------------------------------------------------

                                       Top

--------------------------------------------------------------------------------

3. Original Principal Balance

Original Principal Balance              Count      Balance      Percent
--------------------------------------------------------------------------------
Less than or equal to $200,000.00          23    $3,580,265     0.80%
$200,000.01 to $300,000.00                 43    11,011,451       2.4
$300,000.01 to $400,000.00                170    62,700,529      13.7
$400,000.01 to $500,000.00                259   117,076,036      25.6
$500,000.01 to $600,000.00                154    84,828,609      18.6
$600,000.01 to $700,000.00                118    76,183,023      16.7
$700,000.01 to $800,000.00                 46    34,826,009       7.6
$800,000.01 to $900,000.00                 21    17,890,067       3.9
$900,000.01 to $1,000,000.00               43    42,493,905       9.3
$1,000,000.01 and over                      5     6,411,618       1.4
--------------------------------------------------------------------------------
Total:                                    882  $457,001,512    100.00%
--------------------------------------------------------------------------------

                                       Top

--------------------------------------------------------------------------------

4. Current Mortgage Interest Rate

--------------------------------------------------------------------------------
Current Mortgage Interest Rate          Count       Balance     Percent
--------------------------------------------------------------------------------
3.250% to 3.499%                            1      $249,298     0.10%
3.500% to 3.749%                            5     1,232,671       0.3
3.750% to 3.999%                            2       985,600       0.2
4.000% to 4.249%                           13     6,524,961       1.4
4.250% to 4.499%                           21     9,939,379       2.2
4.500% to 4.749%                           36    19,613,653       4.3
4.750% to 4.999%                          193   105,596,344      23.1
5.000% to 5.249%                          270   142,147,562      31.1
5.250% to 5.499%                          209   109,055,416      23.9
5.500% to 5.749%                           86    40,951,051         9
5.750% to 5.999%                           45    20,345,577       4.5
6.000% to 6.249%                            1       360,000       0.1
--------------------------------------------------------------------------------
Total:                                    882  $457,001,512   100.00%
--------------------------------------------------------------------------------

                                       Top


--------------------------------------------------------------------------------

5. Remaining Terms to Stated Maturity

--------------------------------------------------------------------------------
Remaining Terms to Stated Maturity      Count      Balance    Percent
--------------------------------------------------------------------------------
240                                         2      $976,383    0.20%
347                                         1       128,199        0
349                                         1       263,470      0.1
352                                         2     1,030,470      0.2
353                                         1        98,896        0
354                                         2       753,175      0.2
355                                         1       429,614      0.1
356                                         4     2,345,840      0.5
357                                         7     2,154,105      0.5
358                                        21     9,880,907      2.2
359                                       197   100,711,413       22
360                                       643   338,229,040       74
--------------------------------------------------------------------------------
Total:                                    882  $457,001,512  100.00%
--------------------------------------------------------------------------------

                                       Top

--------------------------------------------------------------------------------

6. Original Loan-To-Value Ratio

--------------------------------------------------------------------------------
Original Loan-To-Value Ratio            Count    Balance      Percent
--------------------------------------------------------------------------------
0.001% to 50.000%                         174   $94,569,808    20.70%
50.001% to 60.000%                        127    69,080,170      15.1
60.001% to 70.000%                        250   138,401,682      30.3
70.001% to 75.000%                         88    47,552,255      10.4
75.001% to 80.000%                        235   104,735,749      22.9
80.001% to 85.000%                          3     1,086,410       0.2
85.001% to 90.000%                          5     1,575,438       0.3
--------------------------------------------------------------------------------
Total:                                    882  $457,001,512   100.00%
--------------------------------------------------------------------------------

                                       Top

--------------------------------------------------------------------------------

7. FICO Score

--------------------------------------------------------------------------------
FICO Score                              Count      Balance     Percent
--------------------------------------------------------------------------------
N/A                                         1      $620,000     0.10%
600 to 649                                 27    13,287,370       2.9
650 to 699                                123    64,793,525      14.2
700 to 749                                282   146,326,394        32
750 to 799                                418   215,542,016      47.2
800 to 849                                 31    16,432,208       3.6
--------------------------------------------------------------------------------
Total:                                    882  $457,001,512   100.00%
--------------------------------------------------------------------------------

                                       Top

--------------------------------------------------------------------------------

8. Geographic Areas

--------------------------------------------------------------------------------
Geographic Areas                        Count      Balance     Percent
--------------------------------------------------------------------------------
AZ                                          6    $2,912,101     0.60%
CA                                        468   255,889,737        56
CO                                         19    10,067,582       2.2
CT                                         13     6,954,719       1.5
DC                                          4     2,600,618       0.6
DE                                          3     1,590,420       0.3
FL                                         21     9,913,715       2.2
GA                                          6     2,877,800       0.6
IA                                          6     3,002,758       0.7
IL                                         32    14,649,138       3.2
IN                                          1       363,840       0.1
KS                                          2       728,500       0.2
LA                                          1       550,000       0.1
MA                                         33    16,972,993       3.7
MD                                         30    15,992,042       3.5
ME                                          3     1,770,000       0.4
MI                                          7     2,573,652       0.6
MN                                         17     9,229,706         2
MO                                          5     2,222,787       0.5
MT                                          1       152,250         0
NC                                          7     2,870,793       0.6
NE                                          4     2,143,995       0.5
NJ                                         73    32,157,967         7
NM                                          2     1,077,974       0.2
NV                                          3     1,703,000       0.4
NY                                         27    16,121,542       3.5
OH                                         14     4,266,307       0.9
OR                                          4     2,136,350       0.5
PA                                          3     1,494,354       0.3
SC                                          5     2,195,397       0.5
TN                                          2     1,546,596       0.3
TX                                         12     6,002,536       1.3
UT                                          2     1,033,000       0.2
VA                                         26    11,445,974       2.5
VT                                          1       252,000       0.1
WA                                         16     7,779,874       1.7
WI                                          3     1,759,496       0.4
--------------------------------------------------------------------------------
Total:                                    882  $457,001,512   100.00%
--------------------------------------------------------------------------------

                                       Top

--------------------------------------------------------------------------------

9. Gross Margin

--------------------------------------------------------------------------------
Gross Margin                            Count     Balance     Percent
--------------------------------------------------------------------------------
2.75%                                     882  $457,001,512   100.00%
--------------------------------------------------------------------------------
Total:                                    882  $457,001,512   100.00%
--------------------------------------------------------------------------------

                                       Top

--------------------------------------------------------------------------------

10. Rate Ceiling

--------------------------------------------------------------------------------
Rate Ceiling                            Count      Balance     Percent
--------------------------------------------------------------------------------
8.000% to 8.499%                            1      $249,298     0.10%
8.500% to 8.999%                            7     2,218,271       0.5
9.000% to 9.499%                           34    16,464,341       3.6
9.500% to 9.999%                          229   125,209,997      27.4
10.000% to 10.499%                        479   251,202,978        55
10.500% to 10.999%                        131    61,296,628      13.4
11.000% to 11.499%                          1       360,000       0.1
--------------------------------------------------------------------------------
Total:                                    882  $457,001,512   100.00%
--------------------------------------------------------------------------------

                                       Top

--------------------------------------------------------------------------------

11. Months to First Adjustment Date

--------------------------------------------------------------------------------
Months to First Adjustment Date         Count      Balance      Percent
--------------------------------------------------------------------------------
107                                         1      $128,199     0.00%
109                                         1       263,470       0.1
112                                         2     1,030,470       0.2
113                                         1        98,896         0
114                                         2       753,175       0.2
115                                         1       429,614       0.1
116                                         4     2,345,840       0.5
117                                         7     2,154,105       0.5
118                                        21     9,880,907       2.2
119                                       197   100,711,413        22
120                                       645   339,205,423      74.2
--------------------------------------------------------------------------------
Total:                                    882  $457,001,512   100.00%
--------------------------------------------------------------------------------

                                       Top

--------------------------------------------------------------------------------

12. Delinquency

--------------------------------------------------------------------------------
Delinquency                             Count     Balance     Percent
--------------------------------------------------------------------------------
Current                                   882  $457,001,512   100.00%
--------------------------------------------------------------------------------
Total:                                    882  $457,001,512   100.00%
--------------------------------------------------------------------------------

                                       Top

--------------------------------------------------------------------------------

13. Property Type

--------------------------------------------------------------------------------
Property Type                           Count     Balance      Percent
--------------------------------------------------------------------------------
Single Family Dwellings                   789  $415,717,127    91.00%
Low-rise Condominium                       63    25,266,211       5.5
High-rise Condominium                      22    10,993,030       2.4
Two-to-Four Family Units                    6     3,984,144       0.9
Co-operative Units                          2     1,041,000       0.2
--------------------------------------------------------------------------------
Total:                                    882  $457,001,512   100.00%
--------------------------------------------------------------------------------

                                       Top

--------------------------------------------------------------------------------

14. Occupancy Code

--------------------------------------------------------------------------------
Occupancy Code                          Count     Balance      Percent
--------------------------------------------------------------------------------
Primary Residence                         837  $435,226,059    95.20%
Second Home                                45    21,775,453       4.8
--------------------------------------------------------------------------------
Total:                                    882  $457,001,512   100.00%
--------------------------------------------------------------------------------

                                       Top

--------------------------------------------------------------------------------

15. Purpose

--------------------------------------------------------------------------------
Purpose                                 Count     Balance      Percent
--------------------------------------------------------------------------------
Rate-Term Refinance                       366  $198,702,535    43.50%
Purchase                                  385   191,835,956        42
Equity Takeout Refinance                  131    66,463,021      14.5
--------------------------------------------------------------------------------
Total:                                    882  $457,001,512   100.00%
--------------------------------------------------------------------------------

                                       Top

--------------------------------------------------------------------------------

16. Documentation Type

--------------------------------------------------------------------------------
Documentation Type                      Count     Balance      Percent
--------------------------------------------------------------------------------
Full Documentation                        457  $244,038,759    53.40%
Asset Verification                        314   154,038,169      33.7
No Documentation                           77    40,374,588       8.8
Income Verification                        34    18,549,996       4.1
--------------------------------------------------------------------------------
Total:                                    882  $457,001,512   100.00%
--------------------------------------------------------------------------------

                                       Top

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.